UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2004

COMMERCE ENERGY GROUP, INC.

(Exact Name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32239 (Commission File Number)	20-0501090 (IRS Employer Identification No.)

600 Anton Boulevard, Suite 2000 Costa Mesa, California (Address of principal executive offices)	92626 (Zip Code)

Registrant’s telephone number, including area code: (714) 258-0470

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Exhibits.

     (c) Exhibits

Exhibit No.	Description
99.1	Power Point Presentation to be delivered August 7, 2004.

Item 9. Regulation FD Disclosure.

     The information being furnished in this Item 9 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

     Commerce Energy Group, Inc. (“Commerce”) wishes to disclose for Regulation FD purposes the contents of a power point presentation to be made by Commerce at a Capital Conference of the Southern California Investment Assocaitaion on August 7, 2004, the full text of which is set forth in Exhibit 99.1, which is attached hereto and is incorporated by reference into this report.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE ENERGY GROUP, INC., a Delaware corporation
Date: August 6, 2004	By:	/S/ RICHARD L. BOUGHRUM
Richard L. Boughrum
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Power Point Presentation to be delivered August 7, 2004.